THE MANAGERS FUNDS

MANAGERS GLOBAL BOND FUND

MANAGERS INTERNATIONAL EQUITY FUND

MANAGERS EMERGING MARKETS EQUITY FUND

Supplement dated January 18, 2008

to the Prospectus dated May 1, 2007

(as supplemented October 31, 2007, December 7, 2007, and December 21, 2007)

The following information supplements and supersedes any information to the contrary relating to Managers Global Bond Fund, Managers International Equity Fund, and Managers Emerging Markets Equity Fund (the “Funds”), each a series of The Managers Funds, contained in the Funds’ Prospectus dated May 1, 2007, as supplemented October 31, 2007, December 7, 2007, and December 21, 2007 (the “Prospectus”).

Effective immediately, the third paragraph under the section titled “Redemption Fees” on page 42 of the Prospectus is hereby deleted and replaced with the following paragraph:

“The Redemption Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program, (4) of shares of the Managers Global Bond Fund purchased by the Managers Fremont Global Fund, or (5) of shares where the application of the Redemption Fee would cause any of the International Funds, or an asset allocation program of which such a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to the International Funds that would have been otherwise recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.”

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